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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2001
                                                            -----------

                          CHARTER COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

              000-27927                                        43-1857213
        ----------------------                           ----------------------
        Commission File Number                             (Federal Employer
                                                         Identification Number)

  12444 Powerscourt Drive - Suite 400
         St. Louis, Missouri                                     63131
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(Address of Principal Executive Offices)                       (Zip Code)

(Registrant's telephone number, including area code) (314) 965-0555

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ITEM 5. OTHER ITEMS.

         On May 2, 2001 Charter Communications, Inc. announced 2001 first quarter financial results. A copy of the press release is being filed as Exhibit
99.1 with this report.

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ITEM 7. EXHIBITS.

99.1     Press release dated May 2, 2001.*

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*    filed herewith

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CHARTER COMMUNICATIONS, INC.,
                               Registrant




Dated: May 3, 2001             By: /s/ KENT D. KALKWARF
                                   -------------------------------------
                                   Name: Kent D. Kalkwarf
                                   Title: Executive Vice President and Chief
                                          Financial Officer (Principal Financial
                                          Officer and Principal Accounting
                                          Officer)

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
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
99.1          Press release dated May 2, 2001.